SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): July 2, 2010


                                 B2 HEALTH, INC.
                    ----------------------------------------
             (Exact name of Registrant as specified in its charter)


     Delaware                       333-145999                 20-4456503
--------------------------------------------------------------------------------
(State or other jurisdiction    (Commission File No.)       (IRS Employer
of incorporation)                                         Identification No.)



                              701 Market Street St.
                               Augustine, FL 32095
              ---------------------------------------------------
          (Address of principal executive offices, including Zip Code)


       Registrant's telephone number, including area code: (904) 825-0873



                          7750 North Union Blvd., #201
                           Colorado Springs, CO 80920
                ------------------------------------------------
          (Former name or former address if changed since last report)

Item 1.01   Entry Into a Material Definitive Agreement

ACQUISITION OF BFK FRANCHISE COMPANY, LLC

     The Company was formed in March 2006 to design, manufacture and sell chiropractic tables and beds. The Company generated only limited revenue and essentially abandoned its business plan in March 2008.

     On July 2, 2010 the Company acquired BFK Franchise Company, LLC, a StateplaceNevada limited liability company formed in May 2009, for 9,000,000 shares of the Company's common stock.

     Between the date of its formation (May 19, 2009) and July 2, 2010 (the date of its acquisition by the Company), BFK sold membership units to the persons listed above. BFK, which received $50,000 for the sale of the membership units, relied upon the exemption provided by Section 4(2) of the Securities Act of 1933 in connection with the sale of the membership units. The persons that acquired the membership units were sophisticated investors and were fully informed, prior to their acquisition of the membership units, as to the business and financial condition of BFK.

BUSINESS OF BFK

      BFK, which conducts business under the trade name, BRICKS 4 KIDS(R), offers programs designed to teach principles of engineering, architecture and physics to children ages 3-12+ using LEGO(R) bricks. BFK provides classes (both in school and after school), special events programs and day camps that are designed to enhance and enrich the traditional school curriculum, trigger young children's lively imaginations and build self-confidence. BFK's programs foster creativity and provide a unique atmosphere for students to develop problem solving and critical thinking skills by designing and building machines, catapults, pyramids, race cars, buildings and numerous other systems and devices using LEGO(R) bricks.

Lego Bricks

      LEGO(R) is a line of construction toys manufactured by the Lego Group, a privately held company based in Billund, Denmark. The flagship product, Lego, consists of colorful interlocking plastic bricks and an accompanying array of gears, minifigures and various other parts. Lego bricks can be assembled and connected in many ways to construct such objects as vehicles, buildings, and even working robots. Anything constructed can then be taken apart, and the pieces used to make other objects. The toys were originally designed in the 1940s in Europe and have achieved an international appeal, with an extensive subculture that supports Lego movies, games, video games, competitions, and four Lego themed amusement parks.

      Lego pieces of all varieties are a part of a universal system. Despite variation in the design and purpose of individual pieces over the years, each remains compatible in some way with existing pieces. Lego bricks from 1958 still interlock with those made in 2010, and Lego sets for young children are compatible with those made for teenagers.

      Bricks, beams, axles, gears, mini figures, and all other parts in the Lego system are manufactured to an exacting degree of precision. When snapped together, pieces must have just the right amount of strength and flexibility mixed together to stick together. They must stay together until pulled apart. They cannot be too easy to pull apart, or the resulting constructions would be unstable; they also cannot be too difficult to pull apart, since the disassembly of one creation in order to build another is part of the Lego appeal.

      Since it began producing plastic bricks, the Lego Group has released thousands of sets themed around a variety of topics including town and city, space, robots, pirates, Lego Trains, Racers, Vikings, , Bionicle, dinosaurs, holiday locations, scuba diving and undersea exploration, the wild west, the Arctic, airports and miners.

      The Lego range has expanded to encompass accessory motors, gears, lights, sensors, and cameras designed to be used with Lego components. Motors, battery packs, lights and switches are sold under the name Power Functions. The Technics line utilizes newer types of interlocking connections that are still compatible with the older brick type connections. The Technics line can often be motorized with Power Functions.

      Lego initiated a robotics line of toys called "Mindstorms" in 1998, and has continued to expand and update this range ever since. The product originated from a programmable brick developed at the MIT Media Lab and the name is taken from a paper written by a computer scientist and educator who developed the educational theory of constructionism, and whose research was at times funded by the Lego Group.

      The programmable Lego brick which is at the heart of these robotics sets has undergone several updates and redesigns, with the latest being called the 'NXT' brick, and sold under the brand name of Lego Mindstorms NXT 2.0 or 1.5. The set includes sensors that detect touch, light, sound and ultrasonic waves, with several others being sold separately, including an RFID reader. The intelligent brick can be programmed using software available for both Windows and Mac computers, and is downloaded onto the brick via Bluetooth.

Current Programs Offered by BFK
-------------------------------

In-school field trips. One-hour classes during school hours. Classes are correlated to the science for a particular grade level. Teacher guides, student worksheets, and step-by-step instruction are provided. Recommended fees: $5-$8 per student.

After-school classes. One hour, one day a week class held after school. Recommended fees: $10-$15 per class per child, minimum commitment is usually 4 classes.

Pre-school classes. Classes can be held in pre-schools for children of pre-school ages. Recommended fees; $5-$7 per child.

Classes for home-schooled children. Classes can be held in the home of one of the parents of a home-schooled child. Recommended fees: $8-$10 per child.

Camps. Normally 3 hours per day for 5 days. Camps can take place at schools or at other child-related venues. Children use Lego(R) bricks to explore various science and math concepts while working in an open, friendly environment. The material covered each session varies depending on students' ages, experience, and skill level. A new project is built each week. Architectural concepts are taught while assembling buildings, castles and other structures. Instructional content includes concepts of friction, gravity and torque, scale, gears, axles and beams. The curriculum can include the construction of a scaled model of the children's school or the school mascot. The children work and play with programmable LEGO(R) bricks along with electric motors, sensors, system bricks, and LEGO(R) Technic pieces (i.e. gears, axles, and beams). Recommended fees:
$125-$150/child. Children go home with a small Lego(R) project (cost about $5/child)

Birthday Parties. In the home of the birthday child. Recommended fees: $150 per party up to 10 children. If over 10 children the fee is $10/child.

Special Events. Activities with Lego(R) bricks can be held in various locations including church centers, lodges, child-related venues, private schools, pre-schools, etc. Program can include parents, grandparents and all children in the family. Recommended fees: $5 per family.

Operating Units
---------------

      BFK operates through Corporate Creativity Centers and franchisees.

       A Corporate Creativity Center is a store-front location, owned and operated by BFK, where BFK coordinates in school field trips, after school classes, parties, camps and other programs - as well as the retail sales of LEGO(R) merchandise.

       As of June 30, 2010 BFK had:

     o    One Corporate Creativity Center in Florida;
     o    Eleven franchises in eight states and one foreign country;

Franchise Program
-----------------

       A franchisee pays a one-time, non-refundable franchise fee of $22,000 upon the execution of the franchise agreement and is required to pay BFK a royalty of 7% of the amount received from the operation of the franchise.

       The franchisee is granted an exclusive territory and a license to use the "Bricks 4 Kidz(R)" name and trademarks in the franchised territory. The franchisee is required to conform to certain standards of business practices. Each franchise is run as an independent business and, as such, is responsible its operation, including employment of adequate staff.

       Franchisees are permitted to assign their franchise provided that BFK receives advance notice of the proposed assignment, the transferee assumes the obligations under the franchise agreement, the transferee meets certain conditions and qualifications, and BFK receives a $5000 transfer fee.

       The term of the franchise is for ten years. BFK has the right to terminate any franchisee in the event of the franchisee's bankruptcy, a default under the franchise agreement, or other events. The franchisee has the right to renew the franchise for an additional ten years if, at the time of renewal, the franchisee is in good standing and pays a renewal fee in the amount of $5000.

       In addition to the $22,000 franchise fee, a franchisee is advised that an additional investment of between $8,000 and $23,000 will be required for such things as equipment and supplies, insurance, marketing and working capital during the start-up phase of the business.

Competition
-----------

      To the best of BFK's knowledge, there are no companies franchising a model similar to that of Bricks 4 Kidz(R). However, Play-Well Teknologies, with offices in San Anselmeo and Pleasanton, California, offers after-school classes, camps and birthday parties using Lego(R) bricks. Vision Education and Media offers after school classes using Lego(R) bricks in its office in CityplaceNew York City, StateNY. In addition, several other small businesses around the country offer after-school classes and vacation camps using Lego(R) bricks. These classes camps are typically held in elementary schools, middle schools and community colleges.

Government Regulation
---------------------

      The offer and sale of franchises, and the operations of franchises in some respects, are regulated by the Federal Trade Commission and some state governments.

       In 1979 the Federal Trade Commission promulgated what became known as the FTC Franchise Rule. The FTC Franchise Rule requires detailed disclosure of a wide variety of information as a condition to selling a franchise, but the rule does not regulate the franchise relationship or require any filing or registration on the part of a franchisor. The FTC Franchise Rule requires that the franchisor provide a disclosure statement or prospectus to each prospective buyer prior to execution of a contract or payment of money relating to the franchise relationship.

       However, the FTC Franchise Rule is narrow and does not preempt state law, which often is stricter than the FTC Franchise Rule. As such, numerous states require franchise disclosure documents to be registered with the state authorities, and numerous states regulate the franchise relationship itself.

       California, Florida, Hawaii, Illinois, Indiana, Maryland, Michigan, Minnesota, New York, North Dakota, Rhode Island, South Dakota, Texas, Utah, Virginia, Washington and Wisconsin all have franchise statues and regulations which typically require a franchisor to file or register its offering with the state government and to provide all prospective franchisees with the disclosure document.

       In these so called "registration states", state regulatory agencies review the franchisor's registration application, the franchise disclosure document, the proposed franchise agreement and any other agreements franchisees must sign. State regulators also review the financial condition of the franchisor, the background of the franchisor's executives and sales agents and provisions regarding the rights and remedies of the franchisor and the franchise as provided in the franchise agreement. These state agencies can deny registration if they believe that the sale of the franchise would be deceptive in any way.

       Numerous other states have laws regulating various facets of the relationship between the franchisee and franchisor. These "relationship laws" typically regulate franchisors' ability to terminate or refuse renewal of a franchise, contain provisions requiring that a franchisor have "good cause" before terminating or refusing to renew a franchise and may also address other issues such as the right of a deceased franchisee's heirs to continue the franchise after the original investor's death. Some laws require a franchisor to buy back excess inventory from the franchisee in the even of termination. Some state laws make it illegal for a franchisor to demand a general release from a franchisee as a condition of renewing or entering into a new agreement.

       Under the FTC Franchise Rule, the FTC has the authority to seek civil penalties against a franchisor for violations of the FTC Franchise Rule. Each of the "registration states" has similar authority to seek penalties for violations of their requirements. Violations may include the offer or sale of an unregistered franchise, failing to timely provide the disclosure document to a prospective franchisee or making misrepresentations in the franchise disclosure documents. Additionally, officers of the franchisor may have personal liability if they had knowledge of or participated in the violations.

       Individuals cannot sue a franchisor for a violation of the FTC Franchise Rule. However, most of the pre-sale disclosure states grant a private right of action for violation of the state statue and have remedies that typically include damages, rescission of the franchise agreement and attorneys' fees.

General
-------

      BFK executive offices are located at 701 Market Street, Suite 105B, St. Augustine, FL. BFK leases this space at a rate of $400 per month until June 30, 2010.

      As of June 30, 2010 BFK employed three persons on a full time basis.

      BFK's website is www.bricks4kidz.com.

       LEGO(R) is a registered trademark of the LEGO(R) Group of companies which do not sponsor, authorize or endorse BFK's programs or its website.

MANAGEMENT
----------

      Following the acquisition of BFK, John Quam resigned as an officer and director and the following persons were then appointed as the new management of the Company:

         Name              Age     Position
         ----              ---     --------

         Brian Pappas       59     President, Principal Financial Officer,
                                    Principal Accounting Officer, Secretary
                                    and a Director
         Michelle Cote      40     Founder and a Director
         Dan O'Donnell      40     Vice President of Operations and a Director
         Jeff Pappas        56     Vice President of New Business Development

      The Company's directors serve until the next annual meeting of the Company's shareholders and until their successors have been duly elected and qualified. The Company's officers serve at the discretion of the Company's directors. The Company does not compensate any person for acting as a director.

      Information concerning the Company's new management follows:

     Brian Pappas has been an officer and Managing Member of BFK since May 2009. Between 1981 and 1998 Brian Pappas owned and operated (with his brother Jeff), Together Development Corporation, which sold franchises under the trade name "Together Dating Service." Mr. Pappas and his brother grew Together Development Corporation from 12 franchises to over 175 franchises which were located throughout the US, Canada, England, Netherlands and Germany. After Mr. Pappas sold Together Development Corporation in 1998 he opened Skater Paradise, Inc, which operated a chain of indoor skate parks in Massachusetts. After selling Skater Paradise, Inc in 2004 Mr. Pappas, until April, 2009, provided consulting services, and in some instances acted as the franchise development director for Zen Massage Center, Gourmet, Shape up Sisters, Digicom Specialties, The Online Outpost, and Auction-It-Today. In the spring of 2009, Mr. Pappas met with Michelle Cote, the founder of Bricks 4 Kidz, and together they formed BFK in May 2009. Between 1981 and 1998 Mr. Pappas also co-owned and operated two advertising agencies, Cushing & Pappas and The Thought Process. Mr. Pappas graduated from Colgate University in 1973 with a Bachelor of Arts degree in mathematics and music.

     Dan O'Donnell has been an officer and Vice President of Operations of BFK since April 15, 2010. Between October 2009 and his association with BFK, Mr. O'Donnell developed the Franchise Marketing Tool (FMT) for BFK, which is an essential component of the Bricks 4 Kidz franchise model. Between May 2000 and October 2009 Mr. O'Donnell was the Director of Franchise Operations for The Whole Child Learning Company, a franchisor of children's educational services, where he was responsible for the oversight of all daily operational activities, franchisee training and ongoing franchisee support. Mr. O'Donnell began his career in 1994 when he developed and launched a computer education program for children called Computer Kids Unlimited in Pittsburgh. Mr. O'Donnell attended the University of Pittsburgh at Titusville August 1987 to May 1988 and Richard Bland College August 1988 to May 1990 where he studied Business Administration.

      Jeff Pappas has been an officer and Vice President of New Business Development of BFK since April 15, 2010. Between 2007 and 2010, Mr. Pappas was the President/Managing Director for Bottom Line Group, a firm that provided consulting services to middle market food and beverage clients in the areas of corporate finance, corporate strategy, human resources, equity analysis, startup management, and intellectual property. Between 2003 and 2006 Mr. Pappas was a partner and Director for Acceleron Group, LLC, an agency similar to Bottom Line Group. Mr. Pappas received his Bachelor of Arts degree from Denison University (Granville, Ohio) in 1976.

     Michelle Cote co-founded BFK in May 2009 and founded Bricks 4 Kidz in June, 2008. In her capacity as "founder", Ms. Cote advises BFK in the areas of creative development and new programs. Ms. Cote developed the Bricks 4 Kidz concept and since early 2008 has been operating after-school classes, camps and birthday parties using LEGO(R) bricks. Between 2005 and 2008 Ms. Cote was a free lance architectural draftsman. Prior to that time Ms. Cote worked for an architectural firm in St. Augustine, FL. Ms. Cote received her B.A. degree from Flagler College in St. Augustine in 1991 with a major in Spanish/Latin American studies and graduated Cum Laude.

     The Company's directors are not independent directors as that term is defined in section 803 of the listing standards of the NYSE AMEX. No director is a "financial expert" as that term is defined in the regulations of the Securities and Exchange Commission.

     Between the date of its formation (May 19, 2009) and May 31, 2010 BFK paid Brian Pappas, its Chief Executive Officer, $80,000 in the form of a salary and commissions on franchise sales. No executive officer of BFK received compensation in excess of $100,000 during this period.

     The following shows the amounts the Company expects to pay to its officers during the twelve months ending June 30, 2011 and the amount of time these persons expect to devote to the Company.

                                                             % of time
                                    Projected              to be devoted to
       Name                      Compensation (1)         Company's business
       ----                      ----------------         ------------------

       Brian Pappas                $10k/month                    100%
       Michelle Cote               $ 5k/month                     50%
       Dan O'Donnell               $ 8K/month                    100%
       Jeff Pappas                 $ 8k/month                    100%

(1) Amounts do not include commissions on franchise sales or bonuses. Bonuses will be awarded in the discretion of the Company's directors.

     Michelle Cote, an officer and director of the Company, owns and operates a Corporate Learning Center which covers St. Johns County, FL. As Ms. Cote was one of BFK's founders, Ms. Cote did not pay BFK any fees, and does not pay BFK any royalties, with respect to this Corporate Learning Center.

PRINCIPAL SHAREHOLDERS
----------------------

      The following table shows the ownership, following the acquisition of BFK, of those persons owning beneficially 5% or more of the Company's common stock and the number and percentage of outstanding shares owned by each of the Company's directors and officers and by all officers and directors as a group. Unless otherwise indicated, each owner has sole voting and investment power over their shares of common stock.

                                           Shares         % of Outstanding
      Name                                 Owned               Shares
      ----                                 -----          ----------------

      Brian Pappas                      2,599,000 (1)            26.5%
      Michele Cote                      1,800,000 (2)            18.4%
      Dan O'Donnell                       100,000                   1%
      Jeff Pappas                         125,000                 1.3%
      Equity Trust Company,
        Custodian for Mark Shaw IRA       321,000                 3.3%

      (All officers and directors
       as a group 4 persons)            4,624,000                47.2%

(1) Shares are held of record by FranVentures, LLC, a limited liability company managed by Mr. Pappas.

(2) Shares are held of record by MC Logic, LLC, a limited liability company controlled by Mr. Cote.

DESCRIPTION OF SECURITIES
-------------------------

Common Stock
------------

      The Company is authorized to issue 50,000,000 shares of common stock. Holders of the Company's common stock are each entitled to cast one vote for each share held of record on all matters presented to the shareholders. Cumulative voting is not allowed; hence, the holders of a majority of the Company's outstanding common shares can elect all directors.

      Holders of the Company's common stock are entitled to receive such dividends as may be declared by the Company's Board of Directors out of funds legally available and, in the event of liquidation, to share pro rata in any distribution of the Company's assets after payment of liabilities. The Company's Board of Directors is not obligated to declare a dividend. It is not anticipated that dividends will be paid in the foreseeable future.

      Holders of the Company's common stock do not have preemptive rights to subscribe to additional shares if issued. There are no conversion, redemption, sinking fund or similar provisions regarding the common stock. All outstanding shares of common stock are fully paid and nonassessable.

Preferred Stock
---------------

      The Company is authorized to issue 10,000,000 shares of preferred stock. Shares of preferred stock may be issued from time to time in one or more series as may be determined by the Company's Board of Directors. The voting powers and preferences, the relative rights of each such series and the qualifications, limitations and restrictions of each series will be established by the Board of Directors. The Company's directors may issue preferred stock with multiple votes per share and dividend rights which would have priority over any dividends paid with respect to the holders of the Company's common stock. The issuance of preferred stock with these rights may make the removal of management difficult, even if the removal would be considered beneficial to shareholders generally, and will have the effect of limiting shareholder participation in transactions such as mergers or tender offers if these transactions are not favored by the Company's management. As of April 30, 2010, the Company had not issued any shares of preferred stock.

Transfer Agent
--------------

      Corporate Stock Transfer
      3200 Cherry Creek Drive South, Suite 430
      Denver, Colorado 80209
      Phone: 303-282-4800
      Fax:  303-282-5800

INDEMNIFICATION
---------------

      The Company's Bylaws authorize indemnification of a director, officer, employee or agent against expenses incurred by him in connection with any action, suit, or proceeding to which he is named a party by reason of his having acted or served in such capacity, except for liabilities arising from his own misconduct or negligence in performance of his duty. In addition, even a director, officer, employee, or agent found liable for misconduct or negligence in the performance of his duty may obtain such indemnification if, in view of all the circumstances in the case, a court of competent jurisdiction determines such person is fairly and reasonably entitled to indemnification. Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the Company's directors, officers, or controlling persons pursuant to these provisions, the Company has been informed that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is therefore unenforceable.

Item 2.01   Completion of Acquisition or Disposition of Assets

      See Item 1.01 of this report.

Item 3.02   Unregistered Sales of Equity Securities

      See Item 1.01 of this report. The shares issued in connection with the acquisition of BFK were restricted securities, as that term is defined in Rule 144 of the Securities and Exchange Commission. The Company relied upon the exemption provided by Section 4(2) of the Securities Act of 1933 with respect to the issuance of these shares. The persons who acquired these shares were all provided with information concerning the Company prior to the acquisition of their shares. The certificates representing the shares will bear legends stating that the shares may not be offered, sold or transferred other than pursuant to an effective registration statement under the Securities Act of 1933 or pursuant to an applicable exemption from registration. No commissions were paid in connection with this transaction.

Item 5.01   Changes in Control of Registrant

      See Item 1.01 of this report.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

      See Item 1.01 of this report.

Item 5.06   Change in Shell Company Status

      See Item 1.01 of this report.

Item 9.01   Financial Statements and Exhibits

      (a) Financial Statements of BFK Franchise Company, LLC

      (b) Pro Forma Financial Statements

      (c) Exhibits

            Number       Description
            ------       ------------

               10.1 Agreement relating to the acquisition of BFK Franchise Company, LLC

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  July 7, 2010

                                 B2 HEALTH, INC.



                                 By:  /s/ Brian Pappas
                                      ----------------------------
                                      Brian Pappas, President

BFK FRANCHISE COMPANY, LLC

DECEMBER 31, 2009

TABLE OF CONTENTS


                                                                            Page
                                                                            ----

Independent Auditor's Report

Balance Sheet                                                                 1

Statement of Income and Members' Equity                                       2

Statement of Cash Flows                                                       3

Notes to Financial Statements                                               4-5

Consent of Independent Certified Public Accountants                           6

                               LENNING & CO., INC.
                          CERTIFIED PUBLIC ACCOUNTANTS

                           18377 Beach Blvd., Ste. 211
                           Huntington Beach, CA 92648
                                 (714) 893-0646
                               Fax (714) 596-7152



                          INDEPENDENT AUDITOR'S REPORT
                          ----------------------------


To the Managing Members of
   BFK Franchise Company, LLC


We have audited the accompanying balance sheet of BFK Franchise Company, LLC as of December 31, 2009, and the related statements of income and member's equity, and cash flows for the period from May 19, 2009 (inception) to December 31, 2009. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the placecountry-regionUnited States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above presents fairly, in all material respects, the financial position of BFK Franchise Company, LLC as of December 31, 2009, and the results of its operations and its cash flows for the period from May 19, 2009 (inception) to December 31, 2009 in conformity with accounting principles generally accepted in the United States of America.



April 23, 2010

                           BFK FRANCHISE COMPANY, LLC
                                  BALANCE SHEET
                                DECEMBER 31, 2009


                                     ASSETS


CURRENT ASSETS
   Cash                                              $            33,907
   Accounts receivable                                            29,000
   Note receivable - related party                                   500
   Security deposit                                                  200
                                                    ---------------------
          Total current assets                                    63,607
                                                    ---------------------

                           Total assets              $            63,607
                                                    =====================


                         LIABILITIES AND MEMBERS' EQUITY


CURRENT LIABILITIES
   Accounts payable                                 $             9,269
   Note payable - related party                                     650
                                                   ---------------------
         Total current liabilities                                9,919

MEMBERS' EQUITY                                                  53,688
                                                   ---------------------

           Total liabilities and members' equity    $            63,607
                                                   =====================

                           BFK FRANCHISE COMPANY, LLC
                     STATEMENT OF INCOME AND MEMBERS' EQUITY
        FOR THE PERIOD FROM MAY 19, 2009 (INCEPTION) TO DECEMBER 31, 2009




REVENUES                                                   $    127,984

OPERATING EXPENSES
    Commissions                                                  31,572
    Advertising and promotion                                    30,061
    Consulting                                                   24,657
    Training                                                     10,510
    Office expenses                                              10,058
    Travel and entertainment                                      7,200
    Legal and professional                                        3,220
    Rent                                                          2,973
    Taxes and licenses                                            1,765
    Miscellaneous                                                 1,555
    Equipment rental                                                725
                                                           -------------
            Total operating expenses                            124,296
                                                           -------------

NET INCOME                                                        3,688

MEMBERS' EQUITY, beginning of period                                  -

MEMBERS' CONTRIBUTION                                            50,000
                                                           -------------
MEMBERS' EQUITY, end of period                             $     53,688
                                                           =============

                           BFK FRANCHISE COMPANY, LLC
                             STATEMENT OF CASH FLOWS
        FOR THE PERIOD FROM MAY 19, 2009 (INCEPTION) TO DECEMBER 31, 2009




CASH FLOWS FROM OPERATING ACTIVITIES

   Net income                                                 $      3,688
   Adjustment to reconcile net income to net cash
      used by operations:
          Increase in:
          Accounts receivable                                      (29,000)
          Note receivable                                             (500)
          Security deposit                                            (200)
          Increase in:
          Accounts payable                                           9,269
                                                              -------------

              Net cash used by operating activities                (16,743)
                                                              -------------
CASH FLOWS FROM FINANCING ACTIVITIES

   Member contribution                                              50,000

   Note payable                                                        650
                                                              -------------

          Net cash provided by financing activities                 50,650
                                                              -------------

NET INCREASE IN CASH                                                33,907

CASH, beginning of period                                                -
                                                              -------------

CASH, end of period                                           $     33,907
                                                              =============

                           BFK FRANCHISE COMPANY, LLC
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2009


NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The summary of significant accounting policies of BFK Franchise Company, LLC is presented to assist in the understanding of the Company's financial statements. The financial statements and notes are representations of the Company's management, who is responsible for their integrity and objectivity.

Organization - BFK Franchise Company, LLC was organized in Nevada on May 19, 2009. The Company is engaged in the business of selling Bricks 4 Kidz franchise rights within a defined exclusive territory that provide project-based programs to teach principles and methods of engineering to children ages 3 to13, using LEGO bricks. The company is located in St. Augustine, Florida.

Pursuant to the Operating Agreement, Fran Ventures, LLC is the managing member. All profits and losses shall be apportioned among the members as follows (except as required by Section 704 of the Code):

Franventures,
LLC                                                              46.65%

Mc Logic, LLC                                                    30.00%

Equity Trust Company, FBO, Mark Shaw IRA                          8.35%

Fishing 4 Funds, LLC                                              5.00%

Starla Hersey                                                     5.00%

Entrust Administration Services, Inc., FBO Henry James
Tabeling IRA                                                      5.00%
                                                            ------------
                                                                100.00%
                                                            ============

Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain amounts and disclosures. Accordingly, actual results could differ from those estimates.

Cash and cash equivalents - For purposes of the statement of cash flows, the Company considers all short-term securities purchased with a maturity of three months or less to be cash equivalents. There were no cash equivalents at December 31, 2009.

Income taxes - The Company files its income tax returns as a partnership for Federal and State income tax purposes. As such, the Company does not pay income taxes, as any income or loss will be included in the tax returns of the individual members. Accordingly, no provision or liability for income taxes has been made in the accompanying financial statements.

NOTE 2 - LEASE COMMITMENT

The Company entered into a lease agreement for its office space, which commenced on June 1, 2009 and expires on May 31, 2010. The Company leases its office space for $400 per month. The security deposit is $200.

Future minimum facilities lease payments under the operating lease are as follows:


         Year ended December 31,
         -----------------------
                2010                             $  1,000
                                                 =========


NOTE 3 - RELATED PARTY TRANSACTIONS

Managing member, Franventures, LLC, was paid a total of $22,500 in 2009 for consulting services. Pursuant to the operating agreement, Franventures, LLC will be paid an initial monthly retainer of $2,500. This monthly retainer will increase as the number of operating franchises increases. Member, Mc Logic, LLC, was paid a total of $10,450 in 2009 for Franchising training.

A note receivable from Fishing 4 Funds, LLC, in the amount of $500 is expected to be received on or before December 31, 2010, at the interest rate of 5% per annum.

A note payable to Franventures, LLC in the amount of $650 is due on or before December 31, 2010, at the interest rate of 5% per annum.

                             BFK FRANCHISE CO., LLC

                                 MARCH 31, 2010

                          INTERIM FINANCIAL STATEMENTS
                                   (Unaudited)

                             BFK Franchise Co., LLC
                          (A Development Stage Company)
                                 BALANCE SHEETS


                                                    March 31,      December 31,
                                                      2010             2009
                                                    --------       ------------
                                                   Unaudited)
                                ASSETS

   Current assets
         Cash                                      $    32,703      $    33,907
         Accounts receivable                            29,000           29,000
         Note receivable - related party                   500              500
         Security deposit                                  200              200
                                                   ------------     ------------
              Total current assets                      62,403           63,607
                                                   ------------     ------------
   Total Assets                                    $    62,403      $    63,607
                                                   ============     ============

                       LIABILITIES & STOCKHOLDERS' EQUITY

   Current liabilities
         Accounts payable                          $     9,927      $     9,269
         Note payable - related   party                    650              650
                                                   ------------     ------------
           Total current liabilities                    10,577            9,919
                                                   ------------     ------------
   Total Liabilities                                    10,577            9,919
                                                   ------------     ------------
   Members' Equity
         Members' equity                                50,000           50,000
         Accumulated earnings                            1,826            3,688
                                                   ------------     ------------
   Total Stockholders' Equity                           51,826           53,688
                                                   ------------     ------------
   Total Liabilities and Stockholders' Equity      $    62,403      $    63,607
                                                   ============     ============




The accompanying notes are an integral part of the consolidated financial statements.

                             BFK Franchise Co., LLC
                          (A Development Stage Company)
                     STATEMENT OF INCOME AND MEMBERS' EQUITY
                                   (Unaudited)

                                                              Three Month
                                                              Period Ended
                                                             March, 31, 2010
                                                             ---------------

Sales (net refunds of $5,000)                                 $     88,000
                                                              -------------

  Operating expenses:
Advertising and promotion                                           16,021
     Commissions                                                    32,550
     Consulting                                                      9,238
     Franchise expenses                                              3,313
     Office                                                          3,145
     Professional fees                                               2,590
     Rent                                                            1,775
     Training                                                       11,182
      Travel and entertainment                                      10,049
                                                              -------------
   Total operating expenses                                         89,863
                                                              -------------
   Income (loss) from operations                                    (1,863)
                                                              -------------
   Other income - interest                                               1
                                                              -------------
   Net income (loss)                                          $     (1,862)

   Members' equity December 31, 2009                                53,688
                                                              -------------
   Members' Equity March 31, 2010                             $     51,826
                                                              =============


The accompanying notes are an integral part of the consolidated financial statements.

                             BFK Franchise Co., LLC
                          (A Development Stage Company)
                             STATEMENT OF CASH FLOWS
                                   (Unaudited)


                                                                Three Month
                                                                Period Ended
                                                               March, 31, 2010
                                                               ---------------

Cash Flows From Operating Activities:
Net income (loss) during the development stage                 $       (1,862)

Adjustments to reconcile net loss to net cash
 provided by (used for) operating activities:
    Increase in Accounts payable                                          658
                                                               ---------------

Net cash provided by (used for) operating activities                   (1,204)
                                                               ---------------
Cash Flows from Investing Activities:
    Purchase furniture & fixtures

Net cash provided by (used for) investing activities                        -
                                                               ---------------

Cash Flows from Financing Activities:                                       -
   Net cash provided by (used for) financing activities                     -
                                                               ---------------

Net Increase (Decrease) in cash                                        (1,204)

Cash at the beginning of the period                                    33,907
                                                               ---------------

Cash at the end of the period                                  $       32,703
                                                               ===============



Schedule Of Non-Cash Investing And Financing Activities
-------------------------------------------------------

    None








The accompanying notes are an integral part of the consolidated financial statements.

                           BFK Franchise Company, LLC
                     Notes to Unaudited Financial Statements
                        Three Months Ended March 31, 2010


Note 1 - Unaudited Financial Information
----------------------------------------

The unaudited financial information included for the three month interim period ended March 31, 2010 was derived from the Company's books and records without audit. However, such information reflects all adjustments (consisting only of normal recurring adjustments) which, in the opinion of management, are necessary to reflect properly the results of the interim period presented. The results of operations for the three month period ended March 31, 2010 are not necessarily indicative of the results expected for the fiscal year ended December 31, 2010.

Note 2 - Financial Statements
-----------------------------

For a complete set of footnotes, reference is made to the Company's financial statements for the year ended December 31, 2009 which are filed with this report.

                         PRO FORMA FINANCIAL STATEMENTS

                   B2 Health, Inc. and BFK Franchise Co., LLC
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                December 31, 2009


                                  B2             BFK      Adjustments   Consolidated
                              Health, Inc.    Franchise   (See Notes)     Balance
------------------------------------------------------------------------------------
ASSETS

Current assets
  Cash                        $    121        $ 33,907      $      -      $ 34,028
  Accounts receivable                -          29,000                      29,000
  Note receivable - related
   party                             -             500                         500
  Inventory                      3,412                                       3,412
  Marketable securities          4,901                                       4,901
  Security deposit                                 200                         200
                              ---------       ---------     ---------     ---------
    Total current assets         8,434          63,607             -        72,041
                              ---------       ---------     ---------     ---------

Total Assets                  $  8,434        $ 63,607      $      -      $ 72,041
                              =========       =========     =========     =========

LIABILITIES
& STOCKHOLDERS' EQUITY

Current liabilities
  Accounts payable            $  5,923        $  9,269      $      -      $ 15,192
  Related party payables        13,875             650                      14,525
  Interest payable               1,307                                       1,307
                              ---------       ---------     ---------     ---------
   Total current liabilities    21,105           9,919             -        31,024
                              ---------       ---------     ---------     ---------
 Total Liabilities              21,105           9,919             -        31,024
                              ---------       ---------     ---------     ---------

Stockholders' Equity
 Preferred stock, $.10
  par value; 1,000,000
  shares authorized;
  none issued and
  outstanding                        -                             -             -
 Common stock, $.001
  par value; 50,000,000
  shares authorized;
  775,500 shares issued and
  713,000 outstanding               78                                          78
 Members' equity                                50,000        (50,000) A
 Additional paid in capital    272,060                         50,000  A   322,060
 Treasury stock at cost        (25,000)                                    (25,000)
 Accumulated earnings
 (deficit)                    (274,406)          3,688                    (270,718)
 Accumulated other
  comprehensive income          14,597               -                      14,597
                              ---------       ---------     ---------     ---------

 Total Stockholders' Equity    (12,671)         53,688             -        41,017

 Total Liabilities and
   Stockholders' Equity      $   8,434        $ 63,607      $      -      $ 72,041
                             ==========       =========     =========     =========

                   B2 Health, Inc. and BFK Franchise Co., LLC
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS


                                          BFK Franchise
                                           May 19, 2009
                        B2 Health, Inc.    (inception)
                          Year ended         through
                         December 31,       December 31,    Adjustments   Consolidated
                             2009              2009         (See Notes)      Balance
                        --------------------------------------------------------------

 Sales                   $        -        $  127,984       $        -     $  127,984
 Cost of goods sold               -                 -                -              -
                         -----------       -----------      -----------    -----------

 Gross profit                     -           127,984                -        127,984

 Operating expenses:
 General and
  administrative             53,351           124,296                -        177,647

 Other operating income
 Collection of
   previously written
   off receivables            9,150                 -                -          9,150
                         -----------       -----------      -----------    -----------
 Income (loss) from
  operations                (44,201)            3,688                -

 Other income (expense):
 Interest Expense            (1,880)                -                -         (1,880)
 Interest & Dvidend income       76                 -                -             76
 Realized gain (loss) on
   securities               (51,659)                -                -        (51,659)
                         -----------       -----------      -----------    -----------
 Total other income
  (expenses)                (53,463)                -                -        (53,463)

 Income (loss) before
  provision for income
  taxes                     (97,664)            3,688                -        (93,976)

 Provision for income tax         -                 -                -              -
                         -----------       -----------      -----------    -----------

 Net income (loss)          (97,664)            3,688                -        (93,976)

 Other comprehensive
  income (loss) net
  of tax
 Unrealized gain (loss)
  on securities              27,514                 -                -         27,514

 Comprehensive
  income (loss)          $  (70,150)       $    3,688                -     $  (66,462)
                         ===========       ===========      ===========    ===========
 Net income (loss)
  per share (Basic
  and fully diluted)     $    (0.09)       $     0.00       $     0.00     $    (0.09)
                         ===========       ===========      ===========    ===========
 Weighted average
  number of common
  shares outstanding        775,500                 -                -        775,500
                         ===========       ===========      ===========    ===========

                                 B2 Health, Inc.
                          (A Development Stage Company)
              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                December 31, 2009


Basis of Presentation

The following pro forma consolidated balance sheet as of December 31, 2009 and pro forma consolidated statement of operations for the year then ended between B2 Health, Inc. and BFK Franchise Company, LLC are presented to show what effects the reverse acquisition of B2 Health, Inc. and BFK Franchise Company, LLC might have had on historical financial information had the transaction taken place on an earlier date. The pro forma consolidated financial statements are derived from the historical financial statements of B2 Health, Inc. by BFK Franchise Company, LLC and assume that for balance sheet purposes the transaction took place on December 31, 2009, and for statement of operations purposes May 19, 2009 (inception of BFK Franchise Company, LLC) and January 1, 2009 through December 31, 2009 for B2 Health, Inc. should be read in conjunction with the historical financial information. The pro forma consolidated financial statements are not necessarily indicative of the result that would have been attained had the transaction actually taken place earlier.

Pro Forma Adjustments

Pro forma adjustments from the pro forma consolidated financial statements are referenced below.

(A) Adjustment to restate common stock to that of B2Health, Inc.